UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 13, 2005

EQUIFAX INC.

(Exact name of registrant as specified in its charter)

Georgia	001-6605	58-0401110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W.
Atlanta, Georgia		30309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 885-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

Equifax Inc. (“Equifax” or the “Company”) is furnishing as Exhibit 99.1 hereto Regulation FD disclosure to clarify certain unusual items in 2005 and 2006 that will have an impact on the Company’s 2005 and 2006 earnings per share, including among other things the impact of the Fair and Accurate Credit Transactions of 2003 (“FACT Act”), previously disclosed recent executive compensation actions,  and the Company’s adoption on January 1, 2006 of Statement of Financial Accounting Standards No. 123 (Revised 2004)(“SFAS 123R”), “Share-Based Payment”.  The information contained in Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

99.1	Questions and Answers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

By:	/s/Kent E. Mast
Name:	Kent E. Mast
Title:	Corporate Vice President and General Counsel

Date: December 13, 2005

Exhibit Index

The following exhibit is being filed with this report:

Exhibit No.	Description

99.1	Questions and Answers.